Exhibit 10 (bi)

                             ENDORSEMENT NO. 6

                                  to the

                    QUOTA SHARE RETROCESSION AGREEMENT
                        Effective:  January 1, 1997

                                 issued to

               AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS
                               Dallas, Texas

                                    by

                        DORINCO REINSURANCE COMPANY
                             Midland, Michigan


  IT IS HEREBY AGREED, as respects Adjustment Periods commencing on or after January 1, 1999, that paragraph B of ARTICLE 9 - COMMISSION ADJUSTMENT (as amended by Endorsement Nos. 2, 3 and 5) shall be deleted and the following substituted therefor:

       "B. As respects the second Adjustment Period hereunder, the adjusted commission shall be:

            1. If the ratio of losses incurred to premium earned is 70.0% or higher for the period January 1, 1999 through June 30, 1999, then the adjusted ceding commission shall be 26.0% for that period; plus

                 If the ratio of losses incurred to premium earned is 69.5% or higher for the period July 1, 1999 through the end of the second Adjustment Period, then the adjusted ceding commission shall be 26.5% for that period.

            2. If the ratio of losses incurred to premium earned is less than 70.0% for the period January 1, 1999 through June 30, 1999, or 69.5% for the period July 1, 1999 through the end of the second Adjustment Period, then the adjusted commission shall be determined by adding one percent (1.0%) to the ceding commission for each one percent reduction of loss ratio subject to a ceding commission of 30.0% at a loss ratio of 66.0%. If the loss ratio is less than 66.0%, then the commission shall be further adjusted by adding one percent (1.0%) to the ceding commission for each one percent reduction in the loss ratio below 66% subject to a ceding commission of
                 32.0% at a loss  ratio of 64.0%.   If the loss ratio  is
                 less than 64.0%, then the commission shall be further adjusted by adding seven-tenths of one percent (.70%) to the ceding commission for each one percent reduction in the loss ratio below 64.0%, subject to a maximum ceding commission of 35.5% at a loss ratio of 59.0% or less.
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            3.   If the ratio  of losses  incurred to  premium earned  is
                 greater than 70.0% for the period January 1, 1999 through June 30, 1999, 69.5% for the period July 1, 1999 through the end of the second Adjustment Period or less than 59.0%, the difference between the actual loss ratio and 70.0%, 69.5% or 59.0%, as applicable, will be multiplied by the earned premium for the Underwriting Year and carried forward as a debit or credit to the
                 ensuing  Underwriting  Year   calculation.     Following
                 termination of this Agreement any debit or credit carryforward remaining after the final adjustment of the concluding Underwriting Year will be null and void.

            As respects the third and each subsequent Adjustment Period hereunder, the adjusted commission shall be:

            1. If the ratio of losses incurred to premium earned is 69.5% or higher, then the adjusted ceding commission shall be 26.5%.

            2. If the ratio of losses incurred to premium earned is less than 69.5%, then the adjusted commission shall be determined by adding one percent (1.0%) to the ceding commission for each one percent reduction of loss ratio subject to a ceding commission of 30.0% at a loss ratio of 66.0%. If the loss ratio is less than 66.0%, then the commission shall be further adjusted by adding one percent (1.0%) to the ceding commission for each one percent reduction in the loss ratio below 66% subject to a ceding commission of 32.0% at a loss ratio of 64.0%. If the loss ratio is less than 64.0%, then the commission shall be further adjusted by adding seven-tenths of one percent (.70%) to the ceding commission for each one percent reduction in the loss ratio below 64.0%, subject to a maximum ceding commission of 35.5% at a loss ratio of 59.0% or less.

            3. Should the ratio of losses incurred to premium earned be greater than 69.5% or less than 59.0%, the difference between the actual loss ratio and 69.5% or 59.0%, as the case may be, will be multiplied by the earned premium for the Underwriting Year and carried forward as a debit or credit to the ensuing Underwriting Year calculation. Following termination of this Agreement any debit or credit carryforward remaining after the final adjustment of the concluding Underwriting Year will be null and void."

  The provisions of this Agreement shall remain otherwise unchanged.

  IN WITNESS WHEREOF the parties hereto have caused this Endorsement to be executed by their duly authorized representatives at:

  Dallas, Texas, this ________ day of ______________________, ____.


                      _____________________________________________
                      AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

  Midland, Michigan, this _____ day of _____________________, ____.


                      _____________________________________________
                      DORINCO REINSURANCE COMPANY